MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6
Payment Date:     29-Nov-96
Reporting Month:  October

                                                         Interest     Interest    Principal
         Original        Original Integral     Record    Accrual      Payment     Payment     Ending          Remaining
  Class  Balance         Pct Pool Denomination Date      Factor       Factor      Factor      Balance         Principal Factor
Class A1 $473,800,000.00 79.58%   $1,000.00    31-Oct-96   3.79634884  3.79634884 30.30740262 $353,033,202.29 0.74511018
Class A2  $75,912,000.00 12.75%   $1,000.00    31-Oct-96  12.50000000 12.50000000  0.00000000  $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%   $1,000.00    31-Oct-96   4.81725725  4.81725725 15.65501641  $24,046,171.30 0.91779280
Class A4   $6,000,000.00  1.01%   $1,000.00    31-Oct-96   5.50000000  5.50000000  0.00000000   $6,000,000.00 1.00000000

         $581,912,000.00                                                                      $458,991,373.59

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6
Payment Date:         29-Nov-96
Reporting Month       October

Reserve Funds and Subordination

                            Initial Coverage    Beginning Coverage   Adjustments Losses     Insured Balance Ending Coverage
Type
Pool Over Collateralization 2.26%$13,474,965.80 2.77% $13,471,713.63 $0.00       $24,924.03 $472,438,163.19 2.85% $13,446,789.60

Class                      Total Distribution
Surplus                            $319,234.18

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                23          $3,692,196             0.78%
60+ Days                 5          $1,311,984             0.28%
90+ Days                15          $3,288,953             0.70%
Foreclosure              4            $968,313             0.20%
REO                      2            $319,595             0.07%

Totals                  49          $9,581,041             2.03%


Advances on Delinquencies                                      $453,060.47
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:     29-Nov-96
Report Date:      October

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $3,245,741.32            Interest Payments       $2,906,822.22
Principal                                    $14,744,884.76            Principal Payments     $14,744,884.76
Deposits From Reserve Fund                            $0.00            Surplus                   $319,234.18
Other Deposits                                        $0.00            MBIA Fee                   $19,684.92
                                                                       Discount Principal Reserve      $0.00

Total Deposit                                $17,990,626.08            Total Withdrawals      $17,990,626.08

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT 6
Payment Date:     29-Nov-96
Reporting Month:  October

           Class
         Interest   Beginning       Interest      Interest      Principal        Total        Applied       Ending
  Class    Rate     Balance         Accrual       Payment       Payment        Distribution   Losses        Balance
Class A1  5.875000% $367,396,101.82 $1,798,710.08 $1,798,710.08 $14,362,899.53 $16,161,609.61 $0.00   $353,033,202.29
Class A2 15.000000%  $75,912,000.00   $948,900.00   $948,900.00          $0.00    $948,900.00 $0.00    $75,912,000.00
Class A3  6.200000%  $24,428,156.53   $126,212.14   $126,212.14    $381,985.23    $508,197.37 $0.00    $24,046,171.30
Class A4  6.600000%   $6,000,000.00    $33,000.00    $33,000.00          $0.00     $33,000.00 $0.00     $6,000,000.00

                    $473,736,258.35 $2,906,822.22 $2,906,822.22 $14,744,884.76 $17,651,706.98 $0.00   $458,991,373.59


Class    CUSIP     Priority PrincipalType Interest Type
Class A1 589962AP4 Senior   Sequential    Floater
Class A2 589962AQ2 Senior   Sequential    Floater
Class A3 589962AR0 Senior   Sequential    Fixed
Class A4 589962AS8 Senior   Sequential    Fixed